SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2003 (August 11, 2003)

Exact name of Registrant as specified in its charter:	Central Parking Corporation

State or other jurisdiction of incorporation:	Tennessee

Commission File Number:	001-13950

IRS Employer Identification Number:	62-1052916

Address of principal executive offices:	2401 21st Avenue South
Suite 200
Nashville, TN 37212

Registrant’s telephone number, including area code:	(615) 297-4255

Former name or former address, if changed since last report:	Not applicable

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On August 11, 2003 Central Parking Corporation (the “Company”) issued the press release attached hereto as Exhibit 99.1. This press release announced that the Company has hired Mark Shapio as Vice President and Chief Financial Officer. On August 12, 2003, the Company issued the press release attached hereto as Exhibit 99.2. This press release announced that the Company has amended its $350 million credit facility

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

Exhibit No. 99.1	Text of press release dated August 11, 2003 reporting new Chief Financial Officer.

Exhibit No. 99.2	Text of press release dated August 12, 2003 reporting amendment to credit facility.

Exhibit No. 99.3	Text of press release dated August 12, 2003 reporting results for the third fiscal quarter.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 12, 2003, the Company issued the press release attached hereto as Exhibit 99.3. The press release describes the Company’s results of operations for the quarter ended June 30, 2003. The press release is also being furnished pursuant to Item 9. Regulation FD Disclosure.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Parking Corporation

/s/ V. JEFFREY HEAVRIN V. Jeffrey Heavrin Chief Accounting Officer

Date: August 14, 2003